Exhibit 10.1

                                 FIRST AMENDMENT

                     FIRST AMENDMENT, dated as of November 25, 2003 (this "Amendment"), to (i) the Amended and Restated Credit Agreement, dated as of July 8, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SIX FLAGS, INC, a Delaware corporation ("Parent"), SIX FLAGS OPERATIONS INC., a Delaware corporation ("Holdings"), SIX FLAGS THEME PARKS INC., a Delaware corporation (the "Primary Borrower"), each Foreign Subsidiary Borrower (together with the Primary Borrower, the "Borrowers"), the Lenders from time to time parties to the Credit Agreement, THE BANK OF NEW YORK and BANK OF AMERICA, N.A., as Syndication Agents, CREDIT LYONNAIS, NEW YORK BRANCH, as Documentation Agent, and LEHMAN COMMERCIAL PAPER INC., as Administrative Agent, and (ii) the Guarantee and Collateral Agreement, dated as of November 5, 1999 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement"), made by Parent, Holdings, the Primary Borrower and certain Subsidiaries in favor of the Administrative Agent and consented to pursuant to the Consent and Confirmation, dated as of July 8, 2002, among Parent, Holdings, the Primary Borrower, each Foreign Subsidiary Borrower from time to time party thereto, the Lenders and the Administrative Agent.

                              W I T N E S S E T H:
                              - - - - - - - - - -

                     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make and have made loans and other extensions of credit to the Borrowers;

                     WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment; and

                     WHEREAS, the Lenders are willing to consent to the requested amendments on and subject to the terms and conditions contained herein;

                     NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

                     I. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                     II. Amendments to the Credit Agreement.

                          2.1 Section 1.1. Section 1.1 of the Credit Agreement
is hereby amended by:

                                 (a) deleting clause (b) of the definition of
                      "Applicable Margin" and replacing such clause (b) with the following:

                     "(b) with respect to the Tranche B Term Loans, (i) 1.50% in the case of Base Rate Loans and (ii) 2.50% in the case of Eurocurrency Loans";

                                 (b) adding the following before the period at
                      the end of the definition of "Consolidated Total Debt":

                     "; provided, that for purposes of calculating the Consolidated Leverage Ratio, as such term is used in Section 10.1(a) only, Consolidated Total Debt shall mean, as at the last day of any fiscal quarter, the sum of (a) the aggregate outstanding principal amount of all Indebtedness (other than Revolver Indebtedness) of Holdings and its Subsidiaries on such date (determined on a consolidated basis without duplication in accordance with GAAP) plus (b) the average of the amounts of Revolver Indebtedness outstanding on such last day and on the last day of each of the three immediately preceding fiscal quarters. For purposes of the preceding sentence, "Revolver Indebtedness" means the Indebtedness of Holdings and its Subsidiaries in respect of Revolving Credit Loans and Swing Line Loans";

                                 (c) deleting the definition of "Hedging
                      Agreement" in its entirety and substituting in lieu thereof the following:

                     ""Hedging Agreement": all interest rate or currency swaps, caps or collar agreements, foreign exchange agreements, commodity contracts or similar arrangements entered into by Holdings or any of its Subsidiaries providing for protection against fluctuations in interest rates, currency exchange rates, commodity prices or the exchange of nominal interest obligations, either generally or under specific contingencies. For avoidance of doubt, Hedging Agreements shall include any interest rate swap or similar agreement that provides for the payment by Holdings or any of its Subsidiaries of amounts based upon a floating rate in exchange for receipt by Holdings or such Subsidiary of amounts based upon a fixed rate.";

                                 (d) deleting the definition of "Specified Hedge
                      Agreement" in its entirety and substituting in lieu thereof the following:

                     ""Specified Hedge Agreement": any Hedging Agreement entered into by Holdings, the Primary Borrower or any Subsidiary Guarantor and any Qualified Counterparty."; and

                                 (e) adding the following new definition of
                      "Qualified Counterparty" in its appropriate alphabetical position:

                     ""Qualified Counterparty": with respect to any Specified Hedge Agreement, any counterpary thereto that, at the time such Specified Hedge Agreement was entered into, was a Lender or an affiliate of a Lender."

                          2.2 Section 7.8. Section 7.8 of the Credit Agreement
shall be amended by inserting the following after the word "Subsidiaries" and before the period at the end thereof:

                     "as of November 25, 2003".

                          2.3 Section 7.22. Section 7.22 of the Credit Agreement
shall be amended by deleting the words "on the Amendment and Restatement Effective Date" and inserting the following in lieu thereof:

                     "as of November 25, 2003".

                          2.4 Section 10.1(a). Section 10.1(a) of the Credit
Agreement shall be amended by deleting the Consolidated Leverage Ratios set forth therein for fiscal quarters FQ4 2003 through and including FQ4 2005 and substituting in lieu thereof the following:

--------------------------------------- ---------------------------------------
            FISCAL QUARTER                    CONSOLIDATED LEVERAGE RATIO
--------------------------------------- ---------------------------------------
               FQ04 2003                              3.25 to 1.00
--------------------------------------- ---------------------------------------
               FQ01 2004                              3.25 to 1.00
--------------------------------------- ---------------------------------------
               FQ02 2004                              3.25 to 1.00
--------------------------------------- ---------------------------------------
               FQ03 2004                              3.25 to 1.00
--------------------------------------- ---------------------------------------
               FQ04 2004                              3.25 to 1.00
--------------------------------------- ---------------------------------------
               FQ01 2005                              3.00 to 1.00
--------------------------------------- ---------------------------------------
               FQ02 2005                              3.00 to 1.00
--------------------------------------- ---------------------------------------
               FQ03 2005                              3.00 to 1.00
--------------------------------------- ---------------------------------------
               FQ04 2005                              3.00 to 1.00
--------------------------------------- ---------------------------------------


                     Section 10.1(d). Section 10.1(d) of the Credit Agreement shall be amended by deleting the Consolidated Fixed Charge Coverage Ratios set forth therein for fiscal quarters FQ4 2003 through and including FQ2 2007 and substituting in lieu thereof the following:

--------------------------------------- ---------------------------------------
                                                 CONSOLIDATED FIXED
            FISCAL QUARTER                      CHARGE COVERAGE RATIO
--------------------------------------- ---------------------------------------
               FQ04 2003                             1.05 to 1.00
--------------------------------------- ---------------------------------------
               FQ01 2004                             1.05 to 1.00
--------------------------------------- ---------------------------------------
               FQ02 2004                             1.05 to 1.00
--------------------------------------- ---------------------------------------
               FQ03 2004                             1.05 to 1.00
--------------------------------------- ---------------------------------------
               FQ04 2004                             1.05 to 1.00
--------------------------------------- ---------------------------------------
               FQ01 2005                             1.05 to 1.00
--------------------------------------- ---------------------------------------
               FQ02 2005                             1.05 to 1.00
--------------------------------------- ---------------------------------------
               FQ03 2005                             1.10 to 1.00
--------------------------------------- ---------------------------------------
               FQ04 2005                             1.10 to 1.00
--------------------------------------- ---------------------------------------
               FQ01 2006                             1.10 to 1.00
--------------------------------------- ---------------------------------------
               FQ02 2006                             1.10 to 1.00
--------------------------------------- ---------------------------------------
               FQ03 2006                             1.20 to 1.00
--------------------------------------- ---------------------------------------
               FQ04 2006                             1.20 to 1.00
--------------------------------------- ---------------------------------------
               FQ01 2007                             1.20 to 1.00
--------------------------------------- ---------------------------------------
               FQ02 2007                             1.20 to 1.00
--------------------------------------- ---------------------------------------

                          2.5 Section 10.15. Section 10.15 of the Credit
Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

           "10.15. Limitation on Hedging Agreements. Enter into any Hedging Agreement other than Hedging Agreements entered into in the ordinary course of business, and not for speculative purposes, in respect of interest rates or foreign exchange rates; provided, that Holdings and its Subsidiaries will not enter into any Hedging Agreement providing for payment by Holdings or any Subsidiary of amounts based upon a floating interest rate in exchange for receipt by Holdings or any Subsidiary of amounts based upon a fixed interest rate (each, a "Fixed-to-Floating Swap") if, on the date of such Hedging Agreement and after giving effect thereto, the sum of (i) the aggregate notional principal amount covered by all such Fixed-to-Floating Swaps plus (ii) the aggregate principal amount of all then outstanding consolidated indebtedness of Parent and its Subsidiaries (determined without duplication in accordance with GAAP) that as of such date bears interest at a floating rate (and is not effectively bearing interest at a fixed rate through a Hedging Agreement) would exceed 50% of then outstanding consolidated indebtedness of Parent and its Subsidiaries (determined in accordance with GAAP)."

                          2.6 Schedule 1.1(b). Schedule 1.1(b) to the Credit
Agreement is hereby deleted in its entirety and an amended Schedule 1.1(b), attached hereto as Exhibit B, shall be substituted in lieu thereof.

                          2.7 Schedule 7.8. Schedule 7.8 to the Credit Agreement
is hereby deleted in its entirety and an amended Schedule 7.8, attached hereto as Exhibit C, shall be substituted in lieu thereof.

                          2.8 Annex A. Annex A to the Credit Agreement is hereby
amended by:

                                 (a) increasing, by .25% in each case, the
                      Applicable Margins set forth opposite the Consolidated Leverage Ratio of [greater than or equal to] 2.5 to 1.0 and the Consolidated Leverage Ratio of [less than] 2.5 to 1.0 and [greater than or equal to] 2.0 to 1.0; and

                                 (b) inserting the following after the
                      parenthetical at the end of the last sentence in the paragraph at the end of Annex A:

                     ", except that, for purposes of this Pricing Grid, Consolidated Total Debt shall be determined without giving effect to the proviso in the definition of Consolidated Total Debt in Section 1.1".

                     III. Amendment to the Guarantee and Collateral Agreement.

                          3.1 Section 1.1. Section 1.1 to the Guarantee and
Collateral Agreement is hereby amended by deleting the definition of "Lender Hedge Agreements" in its entirety and substituting in lieu thereof the following:

                     ""Lender Hedge Agreements": any Hedging Agreement entered into by Holdings, the Primary Borrower or any Subsidiary Guarantor and any Qualified Counterparty."

                     IV. Conditions Precedent. This Amendment shall become effective as of the date (the "Amendment Effective Date") when each of the conditions precedent set forth below shall have been fulfilled:

                          4.1 Amendment. The Administrative Agent (or its
counsel) shall have received this Amendment, executed and delivered by a duly authorized officer of each Loan Party and each Required Lender.

                          4.2 Lender Consent Letters. The Administrative Agent
shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto ("Lender Consent Letters"), from Lenders whose consent is required pursuant to Section 13.1(a) of the Credit Agreement.

                          4.3 No Default. The Administrative Agent shall have
received a certificate of a responsible officer of the Primary Borrower stating that no Default or Event of Default has occurred and is continuing after giving effect to the Amendment.

                          4.4 Amendment Fee. The Borrowers shall have paid an
amendment fee, for the account of each Lender that has delivered an executed signature page to this Amendment to the Administrative Agent (or its counsel) no later than 5 p.m., New York City time, on November 25, 2003, in an amount equal to 0.125% of such Lender's Aggregate Exposure.

                     V. General.

                          5.1 Representations and Warranties. The
representations and warranties set forth in the Credit Agreement are, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Amendment Effective Date, except as they may specifically relate to an earlier date.

                          5.2 Continuing Effect of the Loan Documents. This
Amendment shall not constitute an amendment or waiver of any provision of any Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of any party hereto that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Loan Documents are and shall remain in full force and effect.

                          5.3 Amendment, Etc. This Amendment may be amended,
waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such amendment, waiver, discharge or termination is sought.

                          5.4 Amendment Binding. This Amendment shall be binding
upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

                          5.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                          5.6 Counterparts. This Amendment may be executed in
any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


                                 SIX FLAGS, INC.

                                 By:  /s/ James F. Dannhauser
                                      -----------------------------------------
                                      Name: James F. Dannhauser
                                      Title:  Chief Financial Officer


                                 SIX FLAGS OPERATIONS INC.

                                 By:  /s/ James F. Dannhauser
                                      -----------------------------------------
                                      Name: James F. Dannhauser
                                      Title:  Chief Financial Officer


                                 SIX FLAGS THEME PARKS INC.

                                 By:  /s/ James F. Dannhauser
                                      -----------------------------------------
                                      Name: James F. Dannhauser
                                      Title:  Chief Financial Officer

                                 ASTROWORLD GP LLC
                                 ASTROWORLD LP LLC
                                 AURORA CAMPGROUND, INC.
                                 DARIEN LAKE THEME PARK AND CAMPING RESORT, INC. ENCHANTED PARKS, INC.
                                 FIESTA TEXAS, INC.
                                 FRONTIER CITY PROPERTIES, INC.
                                 FUNTIME, INC.
                                 FUNTIME PARKS, INC.
                                 GREAT ESCAPE HOLDING INC.
                                 GREAT ESCAPE LLC
                                 GREAT ESCAPE THEME PARK LLC
                                 HURRICANE HARBOR GP LLC
                                 HURRICANE HARBOR LP LLC
                                 INDIANA PARKS, INC.
                                 KKI, LLC
                                 MWM HOLDINGS INC.
                                 OHIO CAMPGROUNDS INC.
                                 OHIO HOTEL LLC
                                 PARK MANAGEMENT CORP.
                                 PP DATA SERVICES INC.
                                 PREMIER INTERNATIONAL HOLDINGS INC.
                                 PREMIER PARKS HOLDINGS INC.
                                 PREMIER PARKS OF COLORADO INC.
                                 PREMIER WATERWORLD CONCORD INC.
                                 PREMIER WATERWORLD SACRAMENTO INC.
                                 RIVERSIDE PARK ENTERPRISES, INC.
                                 SAN ANTONIO PARK GP, LLC
                                 SFJ MANAGEMENT INC.
                                 SFTP INC.
                                 SFTP SAN ANTONIO GP, INC.
                                 SFTP SAN ANTONIO, INC.
                                 SFTP SAN ANTONIO II, INC
                                 STUART AMUSEMENT COMPANY
                                 TIERCO MARYLAND, INC.
                                 TIERCO WATER PARK, INC.
                                 WYANDOT LAKE, INC.


                                 By:  /s/ James F. Dannhauser
                                      -----------------------------------------
                                      Name: James F. Dannhauser
                                      Title:  Chief Financial Officer

                                 SF SPLASHTOWN INC.
                                 SF SPLASHTOWN GP INC.
                                 SIX FLAGS EVENTS INC.
                                 SIX FLAGS EVENTS HOLDING CORP.
                                 SIX FLAGS SERVICES, INC.
                                 SIX FLAGS SERVICES OF ILLINOIS, INC.
                                 SIX FLAGS SERVICES OF MISSOURI, INC.
                                 SIX FLAGS SERVICES OF TEXAS, INC.


                                 By:  /s/ James F. Dannhauser
                                      -----------------------------------------
                                      Name: James F. Dannhauser
                                      Title: Chief Financial Officer


                                 ASTROWORLD LP

                                 By:  Astroworld GP LLC,
                                      its General Partner

                                 By:  /s/ James F. Dannhauser
                                      -----------------------------------------
                                      Name: James F. Dannhauser
                                      Title: Chief Financial Officer


                                 ELITCH GARDENS L.P.

                                 By: Premier Parks of Colorado Inc.,
                                     its General Partner

                                 By:  /s/ James F. Dannhauser
                                      -----------------------------------------
                                      Name: James F. Dannhauser
                                      Title: Chief Financial Officer

                                 FRONTIER CITY PARTNERS LIMITED PARTNERSHIP

                                 By: Frontier City Properties, Inc.,
                                     its General Partner

                                 By:  /s/ James F. Dannhauser
                                      -----------------------------------------
                                      Name: James F. Dannhauser
                                      Title: Chief Financial Officer


                                 HURRICANE HARBOR LP

                                 By: Hurricane Harbor GP LLC,
                                     its General Partner

                                 By:  /s/ James F. Dannhauser
                                      -----------------------------------------
                                      Name: James F. Dannhauser
                                      Title: Chief Financial Officer


                                 SF PARTNERSHIP

                                 By: Six Flags Theme Parks Inc.,
                                     its General Partner

                                 By:  /s/ James F. Dannhauser
                                      -----------------------------------------
                                      Name: James F. Dannhauser
                                      Title: Chief Financial Officer



                                 SIX FLAGS SAN ANTONIO, L.P.

                                 By: SFTP San Antonio GP, Inc.,
                                     its General Partner

                                 By:  /s/ James F. Dannhauser
                                      -----------------------------------------
                                      Name: James F. Dannhauser
                                      Title: Chief Financial Officer

                                 SIX FLAGS SPLASHTOWN L.P.

                                 By: SF Splashtown GP Inc.,
                                     its General Partner

                                 By:  /s/ James F. Dannhauser
                                      -----------------------------------------
                                      Name: James F. Dannhauser
                                      Title: Chief Financial Officer



                                 SIX FLAGS EVENTS L.P.

                                 By: Six Flags Events Inc.,
                                     its General Partner

                                 By:  /s/ James F. Dannhauser
                                      -----------------------------------------
                                      Name: James F. Dannhauser
                                      Title: Chief Financial Officer



                                 SAN ANTONIO THEME PARK, L.P.

                                 By: San Antonio Park GP, LLC,
                                     its General Partner

                                 By:  /s/ James F. Dannhauser
                                      -----------------------------------------
                                      Name: James F. Dannhauser
                                      Title: Chief Financial Officer

                                 THE BANK OF NEW YORK,
                                 as Syndication Agent

                                 By:  /s/ John C. Lambert
                                      -----------------------------------------
                                      Name: John C. Lambert
                                      Title: Senior Vice President

                                 BANK OF AMERICA, N.A,
                                 as Syndication Agent

                                 By:  /s/ Thomas J. Kane
                                      -----------------------------------------
                                      Name: Thomas J. Kane
                                      Title: Principal

                                 CREDIT LYONNAIS, NEW YORK BRANCH,
                                 as Documentation Agent

                                 By:  /s/ Attila Koc
                                      -----------------------------------------
                                      Name: Attila Koc
                                      Title: Senior Vice President

                                 LEHMAN COMMERCIAL PAPER INC.,
                                 as Administrative Agent


                                 By:  /s/ G. Robert Berzins
                                      -----------------------------------------
                                      Name: G. Robert Berzins
                                      Title: Vice President

                                                                     EXHIBIT A

                              LENDER CONSENT LETTER

                 SIX FLAGS AMENDED AND RESTATED CREDIT AGREEMENT
                            DATED AS OF JULY 8, 2002

To:     Lehman Commercial Paper Inc.,
           as Administrative Agent
        745 Seventh Avenue
        New York, New York 10019
        Attention:  Michelle Rosolinsky

Ladies and Gentlemen:

                     Reference is made to the Amended and Restated Credit Agreement, dated as of July 8, 2002 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Six Flags, Inc., a Delaware corporation ("Parent"), Six Flags Operations Inc., a Delaware corporation ("Holdings"), Six Flags Theme Parks Inc., a Delaware corporation (the "Primary Borrower"), each Foreign Subsidiary Borrower (together with the Primary Borrower, the "Borrowers"), the Lenders from time to time parties to the Credit Agreement, The Bank of New York and Bank of America, N.A., as Syndication Agents, Credit Lyonnais, New York Branch, as Documentation Agent, and Lehman Commercial Paper Inc., as Administrative Agent, and (ii) the Guarantee and Collateral Agreement, dated as of November 5, 1999 (as amended, supplemented or otherwise modified from time to time, the "Guarantee and Collateral Agreement"), made by Parent, Holdings, the Primary Borrower and certain Subsidiaries in favor of the Administrative Agent and consented to pursuant to the Consent and Confirmation, dated as of July 8, 2002, among Parent, Holdings, the Primary Borrower, each Foreign Subsidiary Borrower from time to time party thereto, the Lenders and the Administrative Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

                     The Borrowers have requested that the Lenders consent to amend the Credit Agreement and the Guarantee and Collateral Agreement on the terms described in the Amendment (the "Amendment") to which a form of this Lender Consent Letter is attached as Exhibit A.

                     Pursuant to Section 13.1(a) of the Credit Agreement and
Section 8.1 of the Guarantee and Collateral Agreement, the undersigned Lender hereby irrevocably consents to the execution by the Administrative Agent of the Amendment.


                                     Very truly yours,


                                     (NAME OF LENDER)


                                     By: __________________________________
                                         Name:
                                         Title:


Dated as of November 25, 2003

                                                                     EXHIBIT B

                                 SCHEDULE 1.1(B)
                                 ---------------
                                       To
               $1,000,000,000 AMENDED & RESTATED CREDIT AGREEMENT
                             Between, Among Others,
                SIX FLAGS THEME PARKS INC., as PRIMARY BORROWER,
            And LEHMAN COMMERCIAL PAPER INC., as ADMINISTRATIVE AGENT

                                 EXISTING PARKS
                                 --------------

           The following lists the existing amusement and attraction parks in which a Loan Party has a direct or indirect interest, whether owned, leased and/or operated, and whether or not constituting Mortgaged Property (collectively the "Existing Parks")(1):


                                   I. DOMESTIC
                                   -----------

A.         OWNED PARKS:
           ------------

           1. AURORA WOODLANDS INN (a/k/a SIX FLAGS HOTEL OF OHIO) [A] 800 North Aurora Road
                      Aurora, OH 44202

                      Owner: Ohio Hotel LLC

                      (SEE NOTE A BELOW)

           2.         FRONTIER CITY [C]
                      11501 Northeast Expressway
                      Oklahoma City, OK 73131

                      Owner:  Frontier City Partners Limited Partnership

                      (SEE NOTE A BELOW)

           3.         THE GREAT ESCAPE & SPLASHWATER KINGDOM [D]
                      Route 9
                      P.O. Box 511
                      Lake George, NY  12845

                      Owner: Great Escape Theme Park LLC - assets other than rides
                              Great Escape LLC - rides

                      (SEE NOTES A AND P BELOW)


----------------------
(1) May exclude subsequently acquired parcels or rights thereto incidental to the use or operation of the Existing Parks.

           4.         SILVERHORN CAMPING RESORT [F]
                      250 Treat Road
                      Aurora, OH 44202

                      Owner:  Aurora Campground, Inc.
                      Mortgagee:  Ohio Campgrounds Inc.

                      (SEE NOTE A BELOW)

           5.         SIX FLAGS AMERICA [G]
                      13710 Central Avenue
                      Bowie/Mitchellville, MD 20721

                      Owner: Tierco Maryland, Inc.

                     (SEE NOTES A AND P BELOW)

           6.         SIX FLAGS CALIFORNIA (MAGIC MOUNTAIN AND HURRICANE HARBOR)
                      [H]
                      26101 Magic Mountain Parkway
                      Valencia, CA 91355

                      Owner: Six Flags Theme Parks Inc./SF Partnership, as their interests may appear

                      (SEE NOTES A AND B BELOW)

           7.         SIX FLAGS DARIEN LAKE RESORT (AND LODGE AT THE LAKE HOTEL)
                      [I]
                      P.O. Box 91
                      9993 Allegheny Road
                      Darien Center, NY 14040

                      Owner: Darien Lake Theme Park and Camping Resort, Inc.

                      (SEE NOTES A, N AND P BELOW)

           8.         SIX FLAGS ELITCH GARDENS [J]
                      299 Walnut Street
                      Denver, CO 80204

                      Owner: Elitch Gardens L.P.

                      (SEE NOTES A AND O BELOW)

           9.         SIX FLAGS FIESTA TEXAS [K]
                      17000 Interstate Highway 10 West
                      San Antonio, TX 78257

                      Owner/Lessor: Fiesta Texas, Inc. Lessee: San Antonio Theme Park, L.P.

                      (SEE NOTES A AND P BELOW)

           10. SIX FLAGS GREAT ADVENTURE, WILD SAFARI ANIMAL PARK AND HURRICANE HARBOR [L]
                      P.O. Box 120
                      County Route 537
                      Jackson Twp., NJ 08527

                      Owner: Six Flags Theme Parks Inc./SF Partnership, as their interests may appear

                      (SEE NOTES A AND C BELOW)

           11. SIX FLAGS GREAT AMERICA [M] P.O. Box 1776 542 North Route 21 Gurnee, IL 60031

                      Owner: Six Flags Theme Parks Inc.

                      (SEE NOTES A AND D BELOW)

           12. SIX FLAGS HOUSTON (ASTROWORLD/WATERWORLD) [N] 9001 Kirby Drive Houston, TX 77054

                      Owner/Lessee: Six Flags Theme Parks Inc.

                      (SEE NOTE A BELOW)

           13.        SIX FLAGS HURRICANE HARBOR [O]
                      1800 East Lamar Boulevard
                      Arlington, TX 76006

                      Owner: Six Flags Theme Parks Inc.

                      (SEE NOTE A BELOW)

           14.        SIX FLAGS NEW ENGLAND [R]
                      P.O. Box 307
                      1623 Main Street
                      Agawam, MA 01001

                      Owner: Stuart Amusement Company Operator: Riverside Park Enterprises, Inc. (operator of park and owner of assets)

                      (SEE NOTES A AND P BELOW)

           15.        SIX FLAGS ST. LOUIS [S]
                      Interstate Highway 44 & Allenton/Six Flags Road Eureka, MO 63025

                      Owner: Six Flags Theme Parks Inc./SF Partnership, as their interests may appear

                      (SEE NOTES A AND G BELOW)

           16. SIX FLAGS WORLDS OF ADVENTURE (formerly GEAUGA LAKE and SEA WORLD OF OHIO) [W]
                      1060 North Aurora Road
                      Aurora, OH 44202

                      Owner: Funtime, Inc.

                      (SEE NOTES A, L AND R BELOW)

           17.        SPLASHTOWN WATER PARK [X]
                      21300 Interstate Highway 45 North
                      Spring, TX 77373

                      Owner: SF Splashtown L.P.

                     (SEE NOTE A BELOW)

           18.        WHITE WATER BAY [AA]
                      3908 West Reno
                      Oklahoma City, OK 73107

                      Owner: Tierco Water Park, Inc.

                      (SEE NOTE A BELOW)

B.         LEASED/OPERATED PARKS:
           ----------------------

           1.         ENCHANTED VILLAGE AND WILD WAVES [B]
                      36201 Enchanted Parkway South
                      Federal Way, Washington 98003

                      Lessee: Enchanted Parks, Inc.

                      (SEE NOTE A BELOW)

           2. SIX FLAGS KENTUCKY KINGDOM (Portions owned and leased) [P] 937 Phillips Lane
                      Louisville, KY 40209

                      Owner/Lessee: KKI, LLC

                      (SEE NOTES A AND E BELOW)

           3. SIX FLAGS MARINE WORLD (Portions leased and operated) [Q] 2001 Marine World Parkway
                      Vallejo, CA 94589

                      Lessee/Operator: Park Management Corp.

                      (SEE NOTES A AND F BELOW)

           4.         SIX FLAGS OVER GEORGIA [T]
                      P.O. Box 43187
                      7561 Six Flags Parkway
                      Austell, GA 30168

                      Lessee: Six Flags Over Georgia II, L.P. (SFOG II, Inc. - Managing General Partner)
                      Lessor: Six Flags Over Georgia, LLC (not a wholly-owned affiliate)

                      (SEE NOTE H BELOW)

           5.         SIX FLAGS OVER TEXAS [U]
                      2201 Road to Six Flags
                      Arlington, TX 76010

                      Lessee: Texas Flags, Ltd. (Six Flags Over Texas, Inc. - Managing General Partner)
                      Lessor: Six Flags Fund II, Ltd. (not a wholly-owned affiliate)

                      (SEE NOTE H BELOW)

           6. SIX FLAGS WHITE WATER (AND AMERICAN ADVENTURES ENTERTAINMENT PARK) [V]
                      250 North Cobb Parkway
                      Marietta, GA 30062

                      Owner: SFOG Acquisition Company LLC

                      (SEE NOTE M BELOW)

           7.         WATERWORLD USA/CONCORD [Y]
                      1950 Waterworld Parkway
                      Concord, CA 94520

                      Ground Lessee: Premier Waterworld Concord Inc.

                      (SEE NOTE I BELOW)

           8.         WATERWORLD USA/SACRAMENTO [Z]
                      1600 Exposition Boulevard
                      Sacramento, CA 95815

                      Ground Lessee: Premier Waterworld Sacramento Inc.

                      (SEE NOTE J BELOW)

           9.         WYANDOT LAKE [BB]
                      P.O. Box 215
                      10101 Riverside Drive
                      Powell, OH 43065

                      Lessee: Wyandot Lake, Inc.

                      (SEE NOTE K BELOW)

           10. SIX FLAGS NEW ORLEANS (Portions owned and leased) 12301 Lake Forest Boulevard
                      New Orleans, LA 70129

                      Owner/Lessee: SFL MANAGEMENT INC.

                      (SEE NOTE S BELOW)

                                II. INTERNATIONAL
                                -----------------


           1.         BELLEWAERDE
                      Meenseweg 497
                      B-8902 Ieper, Belgium

                      Owner: Walibi, S.A. (through Bellewaerde Park B.V. B.A./S.P.R.L)

           2.         LA RONDE
                      Province of Quebec
                      City and District of Montreal, Canada

                      Lessee/Operator: Parc Six Flags Montreal, a limited partnership (Parc Six Flags Montreal Inc. - general partner; & Funtime Parks Inc. - limited partner)

           3.         SIX FLAGS BELGIUM
                      B-1300 Wavre, Belgium

                      Owner: Walibi, S.A. (owned by Premier International Holdings Inc.)

           4.         SIX FLAGS HOLLAND
                      Spijkweg 30
                      ML-8256 RJ Biddinghuizen, the Netherlands

                      Owner: Walibi, S.A. (owned by Premier International Holdings Inc.)

           5.         SIX FLAGS MEXICO
                      Carretera Picacho al Ajusco 1500
                      Col Heroes de Padierna
                      Mexico, D.F.  C.P. 14200

                      Owner: (through Reino Aventura, S.A. de C.V. and Ventas Y Servicios al Consumidor S.A. de C.V.)

           6.         WALIBI AQUITAINE
                      F-47310 Roquefort, France

                      Owner: Walibi, S.A. (through Parc Agen S.A.S.)

           7.         WALIBI RHONE-ALPES
                      F-38630 Les Avenieres, France

                      Owner: Walibi, S.A. (through Avenir Land S.A.S.)

           8.         WALIBI SCHTROUMPF
                      Voie Romaine
                      F-57280 Maizieres Les Metz, France

                      Owner: Walibi, S.A. (through Parc Lorrain S.A.)

           9.         MOVIE WORLD GERMANY
                      Warner Allee I
                      D-46244 Buttrop, Germany

                      Owner: Movie World GmbH & Co. KG (indirectly owned by Walibi S.A.)

           10. WARNER BROS. MOVIE WORLD SPAIN (Recently Opened) Parque Tematico de Madrid, S.A.
                      Carretera M-301 Km 15,500
                      E-28330 San Martin de la Vega, Madrid, Spain

                      Owner: Parque Tematico de Madrid, S.A., a Spanish limited liability company

                      Manager: MWM Management LLC (joint venture with Warner Bros. International Recreation Enterprises, a division of Time Warner Entertainment Company L.P.)

                                     NOTES:
                                     ------

A. Pursuant to the Credit Agreement dated as of November 5, 1999 (the "Existing Credit Agreement") by and among, among others, SFTP, as Primary Borrower, and Lehman Commercial Paper Inc., as Administrative Agent, the Owners/Lessees have granted to the "Lenders" a "Mortgage" (as defined therein) secured by a lien on these Mortgaged Properties (as defined therein), which Existing Credit Agreement is being amended and restated in its entirety pursuant to the Amended and Restated Credit Agreement to which this is annexed. Subsequently, Partial Releases of Mortgage or Deed of Trust have been, or shall be, delivered and are intended to be recorded releasing immaterial portions of, among other Existing Parks, Six Flags Great Adventure, Six Flags Houston, Six Flags St. Louis and Six Flags Darien Lake due to county road widening projects and other municipal improvement projects, and of Six Flags Marine World due to property substitutions permitted under the Marine World Agreements.

B. Valuation Research Corporation Value-In-Use Report dated as of 5/31/99 (the "Value Report") states that the site contains a total of
           257.26 acres of which 157.26 acres are allocated to the park/water park.

C. Additional vacant land, contiguous and non-contiguous to the Park, was acquired by SFI's predecessor subsequent to its original acquisition of said Park, of which small portions are currently, or have recently been: (a) subject to boundary line agreements, (b) subject to an "even" exchange with nearby properties and (c) the subject of various agreements in lieu of taking by local governmental authorities. Furthermore, a small jughandle is the subject of a pending dedication to the New Jersey Department of Transportation as part of its wetlands mitigation obligations. There are slight deviations among certain property information in the aggregate and breakdown figures as follows: (a) a survey prepared by Birdsall Engineering Inc. date 7/13/98 states that the Park site contains 2,010.926+/-(developed and vacant) acres and a letter from Birdsall Engineering Inc. dated 6/17/98 states that in addition to such 2,011 acres, an additional 192.41 acres of various vacant parcels are owned which are contiguous and non-contiguous to the site; (b) Value Report states that the site contains a total of 2,216.95 acres which are allocated as follows: Safari - 350 acres; theme park - 125 acres; parking - 84 acres; administrative and maintenance - 20 acres; vacant developable land - 818.975 acres; and wetlands - 818.975 acres and
           (c) a summary of the current land holdings dated 1/1/98 prepared by the Park's management states that 2,216.92 acres are owned, and allocated as follows: park/safari - 2,019.99 acres and various parcels contiguous and non-contiguous to park/safari - 196.93 acres.

D. Value Report states that the site contains approximately 438.03 acres of which approximately 304.30 acres are allocated to the park and approximately 133.73 acres were acquired in 1995 for the construction of a water park.

E. Approximately 38 acres are leased under ground leases with terms (including renewal options) expiring in 2021 (Collins), 2049 (Kingery) and 2049 (State), respectively, with the balance owned by KKI, LLC. The Owner has acquired an additional parcel of land located at 505 Dakota Avenue, Louisville, KY.

F.         The leased portion of the site or "private parcel" is comprised of a
           48.539 acre parcel plus two parcels located within the operated property or "public parcel" totaling 6.798 acres. The public parcel is comprised of a 87.3723 acre parcel minus the 6.798 acre parcels. This site has been the subject of substitutions of "public" parcel land for an approximately equivalent sized portion of the "private" parcel land in connection with the 1998 and 1999 capital improvements pursuant to Amendments No. 1 and 2 to the Parcel Lease, and is intended hereafter to be the subject thereof for 2000, 2001 and 2002 capital improvements.

G.         The Value Report states the site contains 501.61 acres.

H.         Lessor is the limited partner of the partnership that owns the park.
           The two park leases expire in 2027 and 2028, respectively, at which time PPI or its subsidiaries have the option to acquire all of the interest in the respective lessor not previously acquired.

I. The site is ground leased from the City of Concord. The lease expires in 2025 and there are five five-year renewal options.

J. The site is ground leased from the California Exposition and State Fair ("Cal Expo"). The lease expires on December 31, 2015 and, subject to the satisfaction of certain conditions, may be renewed for an additional ten-year term upon notice given on or before December 31, 2005. The original lease was amended and restated in connection with the buy-back by Cal Expo of the Paradise Family Fun Park portion leased thereunder.

K. The site is subleased from the Columbus Zoo. The lease expires in 1999 and there are two five-year renewal options, the first of which will be exercised in that year. Acreage for this site does not include approximately 30 acres of parking which is shared with the Columbus Zoo.

L. The Owner has acquired an additional 38 acres of vacant land adjacent to the park identified as portions of parcel No. 02-267000 being part of Tract 3, Lots 29 and 30 and also an additional 5.40 acres of land identified as parcel No. 02-420210 being part of Tract 3, Lot 27.

M. These parks were acquired by SFOG Acquisition Company LLC, in which Six Flags Over Georgia II, L.P. is the managing member, which limited partnership is the lessee of Six Flags Over Georgia and is not a wholly-owned subsidiary of SFI.

N. The Owner has acquired an additional 5.439 acres of land (Swift Property) and an undetermined amount of land along an abandoned railroad right-of-way.

O. The Owner has acquired three additional parcels of land located at 1338 First Street, Denver, CO.

P. Amount of either total, or allocated, acreage nominally differs (by @10-15+/-acres) from what is stated in the 1999 Annual Report.

Q. SFI, either directly or through a subsidiary, leases various other office space in New York, NY, Oklahoma City, OK and Glendale, CA.

R. The Park is comprised of the following two contiguous parks which were combined in February, 2001 to become Six Flags Worlds of
           Adventure: (i) facility f/k/a Six Flags Ohio and Geauga Lake Amusement Park located at 1060 North Aurora Road, Aurora, OH comprised of 301.40 +/- acres and (ii) facility f/k/a/Sea World of Ohio located at 1100 Squires Road (f/k/a Sea World Drive), Aurora, Ohio comprised of 220.71 acres.

S. Approximately 141 acres of this Park is ground leased under that certain Lease Agreement with the Industrial Development Board of the City of New Orleans, Inc., as lessor, and SFJ Management Inc. ("SFJ"), as lessee, dated as of August 23, 2002, with the balance, consisting of approximately 86 acres, being owned in fee simple by SFJ.

                                                                     Exhibit C

                                  SCHEDULE 7.8
                                  ------------
                                       To
               $1,000,000,000 AMENDED & RESTATED CREDIT AGREEMENT
                             Between, Among Others,
                SIX FLAGS THEME PARKS INC., as PRIMARY BORROWER,
            And LEHMAN COMMERCIAL PAPER INC., as ADMINISTRATIVE AGENT


                            MATERIAL REAL PROPERTIES
                            ------------------------

                     See Schedule 1.1(b), which includes all Real Property owned, leased or operated by, and which is material to the operation of the Business of, Parent, Holdings or its Subsidiaries as of the date set forth in
Section 7.8.